UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

February 1, 2008

GANNETT CO., INC.
(Exact name of registrant as specified in charter)

Delaware	1-6961	16-0442930
(State or Other Jurisdiction of Incorporation or Organization of Registrant)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia		22107-0910
(Address of principal executive offices)		(Zip Code)
(703) 854-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

    On February 1, 2008, Gannett Co., Inc. reported its consolidated financial results for the fourth quarter ended December 30, 2007.   On February 1, 2008, the company also issued a press release announcing the company's statistical report for the period, quarter and year ended December 30, 2007.  Copies of these press releases are furnished with this report as exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

                See Index to Exhibits attached hereto.

SIGNATURE

    Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: February 1, 2008	By:	/s/George R. Gavagan
George R. Gavagan
Vice President and Controller

INDEX TO EXHIBITS
Exhibit No.	Description

99.1	Gannett Co., Inc. Earnings Press Release dated February 1, 2008.
99.2	Gannett Co., Inc. Statistical Report Press Release dated February 1, 2008.